EXHIBIT 10.20

            SCHEDULE OF PARTIES RECEIVING INDEMNIFICATION AGREEMENTS


Erline Belton
Gina Boswell
Doug Conant
Philip R. Crimmins Sr.
Nancy Culbertson
D. Patrick Curran
Michael Czinege
Carol DiRaimo
Beverly O. Elving
Tom Finocchiaro
David L. Goebel
Kurt Hankins
Eric L. Hansen
Jack P. Helms
Lloyd L. Hill
Steven K. Lumpkin
Larry Miller
David R. Parsley
Rogelio Rrbolledo
Sam Rothschild
Burton M. Sack
Rohan St. George
Carin L. Stutz
Stanley M. Sword
Rebecca R. Tilden
Michael Volkema
Douglas D. Waltman
Scott White